EXHIBIT 10.05

ASSUMPTION AGREEMENT

        THIS ASSUMPTION AGREEMENT, dated as of April 18. 2006, (the “Assumption Agreement”) by and between Derma Sciences, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania and having its principal place of business at 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540 (“Buyer”), and Western Medical, Inc., a corporation organized under the laws of the State of New Jersey and having its principal place of business at 64 North Summit Street, Tenafly, New Jersey 07670 (“Seller”).

RECITALS

        WHEREAS, the parties have entered into that certain Asset Purchase Agreement dated January 26, 2006 (the “Asset Purchase Agreement”),

        WHEREAS, pursuant to the Asset Purchase Agreement, the Buyer has undertaken to assume, fully perform, satisfy and be liable for certain of the liabilities and obligations of the Seller as more particularly described in Schedule “A” hereof (the “Assumed Liabilities”),

        NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties mutually covenant and agree as follows:

        1.    Assumption of Assumed Liabilities. The Buyer hereby expressly assumes and agrees to pay, perform and discharge in accordance with their terms the Assumed Liabilities.

        2.    Further Assurances. Each of the Seller and the Buyer agree to execute such other documents and take such other actions as may reasonably be necessary or desirable to confirm and effectuate the assumption contemplated hereby.

        3.    No Modification of Asset Purchase Agreement. This Assumption Agreement is delivered pursuant to the Asset Purchase Agreement, is subject in all respects to the provisions thereof and does not alter, enlarge or restrict the provisions of the Asset Purchase Agreement.

        4.    Controlling Law. This Assumption Agreement and all questions relating to its validity, interpretation, performance, remediation and enforcement (including, but not limited to, provisions concerning limitations of actions) shall be governed by and construed in accordance with the domestic laws of the State of New Jersey, notwithstanding any choice-of-laws doctrines of such jurisdiction or any other jurisdiction which ordinarily would cause the substantive law of another jurisdiction to apply, without the aid of any canon, custom or rule of law requiring construction against the draftsman.

        5.    Consent to Jurisdiction. The parties hereto hereby consent to the exclusive jurisdiction of the state courts situate in Bergen County and the federal courts situate in Newark, New Jersey with respect to any disputes, claims, controversies or other actions or proceedings arising under this Assumption Agreement. The parties hereto hereby waive any and all rights to commence any action or proceeding before any other court or judicial body or in any other venue with respect to the subject matter hereof.

        IN WITNESS WHEREOF, this Assumption Agreement has been duly executed and delivered by a duly authorized officer of each of Buyer and Seller on the date first above written.

DERMA SCIENCES, INC.
By:
Edward J. Quilty President and Chief Executive Officer
WESTERN MEDICAL, LTD.
By:
Christopher Fuhrman President and Chief Executive Officer

EXHIBIT A

Date:
KMAN

Invoice                 Invoice                                       Pay Pri         Original
Number                  Date                               Post Date                  Amount                       Current                            0 -  30         31 -  60       61 -  90         91 - 120         Over 120

ABF                     ABF FREIGHT SYSTEM, INC.                                                                    Terms:2% 10 Days Net 30                                                                                0.00

022879606               4/3/2006                           4/14/2006                2              $774.15            0.00                             774.15             0.00           0.00             0.00             0.00
086574806               4/3/2006                           4/17/2006                2              $190.44            0.00                             190.44             0.00           0.00             0.00             0.00
118900073               4/4/2006                           4/14/2006                2              $272.56            0.00                             272.56             0.00           0.00             0.00             0.00
118900074               4/5/2006                           4/14/2006                2              $482.04            0.00                             482.04             0.00           0.00             0.00             0.00
118900075               4/7/2006                           4/17/2006                2              $437.04            0.00                             437.04             0.00           0.00             0.00             0.00
118900076               4/7/2006                           4/17/2006                2              $263.14            0.00                             263.14             0.00           0.00             0.00             0.00

                    ABF                                         Balance:                           2419.37            0.00                            2419.37             0.00           0.00             0.00             0.00

ALBA                    ALBAHEALTH                                                                                  Terms:2% 10 Days Net 30                                                                                0.00

50464128                3/25/2006                          3/31/2006                2              $345.60            0.00                             345.60             0.00           0.00             0.00             0.00
50465049                3/31/2006                          4/11/2006                2            $2,103.60            0.00                            2103.60             0.00           0.00             0.00             0.00
50465328                4/4/2006                           4/11/2006                2            $4,197.60            0.00                            4197.60             0.00           0.00             0.00             0.00

                   ALBA                                         Balance:                           6646.80            0.00                            6646.80             0.00           0.00             0.00             0.00

AMBRAL                  AMBRA LEROY, LLC                                                                            Terms:2% 10 Days Net 30                                                                                0.00

2782-2                  3/8/2006                           4/17/2006                2              $880.00            0.00                             880.00             0.00           0.00             0.00             0.00
2822                    3/16/2006                          4/13/2006                2            $8,809.88            0.00                            8809.88             0.00           0.00             0.00             0.00
2862                    3/28/2006                          3/31/2006                2              $640.12            0.00                             640.12             0.00           0.00             0.00             0.00
2863                    3/28/2006                          3/31/2006                2           $38,110.28            0.00                           38110.28             0.00           0.00             0.00             0.00
2901                    4/13/2006                          4/17/2006                2           $46,772.20            0.00                           46772.20             0.00           0.00             0.00             0.00
2902                    4/13/2006                          4/17/2006                2            $5,675.54            0.00                            5675.54             0.00           0.00             0.00             0.00
2903                    4/13/2006                          4/17/2006                2            $4,320.00            0.00                            4320.00             0.00           0.00             0.00             0.00
2904                    4/13/2006                          4/17/2006                2            $4,488.00            0.00                            4488.00             0.00           0.00             0.00             0.00
2905                    4/13/2006                          4/17/2006                2               $86.32            0.00                              86.32             0.00           0.00             0.00             0.00

                 AMBRAL                                         Balance:                         109782.34            0.00                          109782.34             0.00           0.00             0.00             0.00

BUFFAL                  BUFFALO HOSPITAL SUPPLY                                                                     Terms:2% 10 Days Net 30                                                                                0.00

2006 FEE                3/1/2006                           3/1/2006                 2            $2,700.00            0.00                               0.00          2700.00           0.00             0.00             0.00

                 BUFFAL                                         Balance:                           2700.00            0.00                               0.00          2700.00           0.00             0.00             0.00

FARMA                   FARMABAN,S.A.                                                                               Terms:2% 10 Days Net 30                                                                                0.00

05/00286                1/11/2006                          4/17/2006                N           $59,686.92 * 0.00                                    30035.06             0.00           0.00             0.00             0.00

                  FARMA                                         Balance:                          30035.06            0.00                           30035.06             0.00           0.00             0.00             0.00

GEMINI                  GEMINI TRAFFIC SALES                                                                        Terms:2% 10 Days Net 30                                                                                0.00

433553                  4/5/2006                           4/11/2006                2            $1,528.66            0.00                            1528.66             0.00           0.00             0.00             0.00

                 GEMINI                                         Balance:                           1528.66            0.00                            1528.66             0.00           0.00             0.00             0.00

HEALTH                  MMD GROUP LLC                                                                               Terms:2% 10 Days Net 30                                                                                0.00

533                     3/30/2006                          4/13/2006                2            $6,396.00            0.00                            6396.00             0.00           0.00             0.00             0.00
534                     3/30/2006                          4/17/2006                2            $7,397.00            0.00                            7397.00             0.00           0.00             0.00             0.00
535                     3/29/2006                          4/17/2006                2           $17,316.00            0.00                           17316.00             0.00           0.00             0.00             0.00
536                     3/29/2006                          4/17/2006                2            $6,721.00            0.00                            6721.00             0.00           0.00             0.00             0.00
537                     3/29/2006                          4/14/2006                2            $9,019.00            0.00                            9019.00             0.00           0.00             0.00             0.00

                 HEALTH                                         Balance:                          46849.00            0.00                           46849.00             0.00           0.00             0.00             0.00

HYGINE                  HYGINET CORP. OF AMERICA                                                                    Terms:2% 10 Days Net 30                                                                                0.00

13243                   4/3/2006                           4/11/2006                2            $5,831.60            0.00                            5831.60             0.00           0.00             0.00             0.00

                 HYGINE                                         Balance:                           5831.60            0.00                            5831.60             0.00           0.00             0.00             0.00

I-MING                  I-MING SANITARY MATERIALS CO. LTD                                                           Terms:2% 10 Days Net 30                                                                                0.00

060301001               3/1/2006                           3/2/2006                 N           $19,435.60 * 0.00                                        0.00          9717.80           0.00             0.00             0.00

                 I-MING                                         Balance:                           9717.80            0.00                               0.00          9717.80           0.00             0.00             0.00

IMCO                    IMCO                                                                                        Terms:2% 10 Days Net 30                                                                                0.00

1ST QTR 06              4/6/2006                           4/14/2006                2              $600.10            0.00                             600.10             0.00           0.00             0.00             0.00

                   IMCO                                         Balance:                            600.10            0.00                             600.10             0.00           0.00             0.00             0.00

IZZI                    STEPHEN IZZI TRUCKING & RIGGING INC                                                         Terms:2% 10 Days Net 30                                                                                0.00

501695                  4/11/2006                          4/14/2006                2           $28,950.00            0.00                           28950.00             0.00           0.00             0.00             0.00
501696                  4/11/2006                          4/14/2006                2            $2,875.00            0.00                            2875.00             0.00           0.00             0.00             0.00

                   IZZI                                         Balance:                          31825.00            0.00                           31825.00             0.00           0.00             0.00             0.00

MOORE                   MOORE MEDICAL CORP.                                                                         Terms:2% 10 Days Net 30                                                                                0.00

TP-1948                 4/13/2006                          4/14/2006                2              $400.00            0.00                             400.00             0.00           0.00             0.00             0.00

                  MOORE                                         Balance:                            400.00            0.00                             400.00             0.00           0.00             0.00             0.00

MPSI                    MINERAL AND PIGMENT SOLUTIONS INC.                                                          Terms:2% 10 Days Net 30                                                                                0.00

68050401                3/20/2006                          3/31/2006                2              $465.96            0.00                             465.96             0.00           0.00             0.00             0.00

                   MPSI                                         Balance:                            465.96            0.00                             465.96             0.00           0.00             0.00             0.00

MUTCH                   MUTCHLER INC.                                                                               Terms:2% 10 Days Net 30                                                                                0.00

20060481                3/21/2006                          3/31/2006                2            $2,833.82            0.00                            2833.82             0.00           0.00             0.00             0.00

                  MUTCH                                         Balance:                           2833.82            0.00                            2833.82             0.00           0.00             0.00             0.00

NJLABS                  NEW JERSEY LABORATORIES                                                                     Terms:2% 10 Days Net 30                                                                                0.00

20383                   3/20/2006                          3/23/2006                2              $240.00            0.00                             240.00             0.00           0.00             0.00             0.00
20384                   3/20/2006                          3/23/2006                2              $240.00            0.00                             240.00             0.00           0.00             0.00             0.00
20385                   3/20/2006                          3/23/2006                2              $240.00            0.00                             240.00             0.00           0.00             0.00             0.00

                 NJLABS                                         Balance:                            720.00            0.00                             720.00             0.00           0.00             0.00             0.00

NMS                     NATIONAL MEDICAL ALLIANCE                                                                   Terms:2% 10 Days Net 30                                                                                0.00

1ST QTR 06              4/5/2006                           4/14/2006                2               $12.54            0.00                              12.54             0.00           0.00             0.00             0.00

                    NMS                                         Balance:                             12.54            0.00                              12.54             0.00           0.00             0.00             0.00

REED                    REED GRAPHICS                                                                               Terms:2% 10 Days Net 30                                                                                0.00

5606                    4/4/2006                           4/11/2006                2           $19,384.72            0.00                           19384.72             0.00           0.00             0.00             0.00

                   REED                                         Balance:                          19384.72            0.00                           19384.72             0.00           0.00             0.00             0.00

RXTEXT                  RX TEXTILES                                                                                 Terms:2% 10 Days Net 30                                                                                0.00

12052                   4/3/2006                           4/11/2006                2            $4,327.03            0.00                            4327.03             0.00           0.00             0.00             0.00

                 RXTEXT                                         Balance:                           4327.03            0.00                            4327.03             0.00           0.00             0.00             0.00

TRI-FI                  TRI-FI KNITTING                                                                             Terms:2% 10 Days Net 30                                                                                0.00

4516                    3/17/2006                          4/14/2006                2           $21,421.60            0.00                           21421.60             0.00           0.00             0.00             0.00
4523                    3/24/2006                          3/31/2006                2           $24,142.57            0.00                           24142.57             0.00           0.00             0.00             0.00
4524                    3/31/2006                          3/31/2006                2            $3,934.22            0.00                            3934.22             0.00           0.00             0.00             0.00
4527                    3/31/2006                          4/11/2006                2            $9,382.96            0.00                            9382.96             0.00           0.00             0.00             0.00
4528-30                 3/31/2006                          4/11/2006                2            $9,920.54            0.00                            9920.54             0.00           0.00             0.00             0.00
4532                    4/7/2006                           4/14/2006                2           $38,253.16            0.00                           38253.16             0.00           0.00             0.00             0.00
4533-34                 4/7/2006                           4/14/2006                2            $9,201.61            0.00                            9201.61             0.00           0.00             0.00             0.00

                 TRI-FI                                         Balance:                        116,256.66            0.00                          116256.66             0.00           0.00             0.00             0.00

UPS                     UNITED PARCEL SERVICE                                                                       Terms:2% 10 Days Net 30                                                                                0.00

3805X7146               4/8/2006                           4/17/2006                2               $11.03            0.00                              11.03             0.00           0.00             0.00             0.00
WF2746146               4/8/2006                           4/17/2006                2            $4,016.69            0.00                            4016.69             0.00           0.00             0.00             0.00

                    UPS                                         Balance:                           4027.72            0.00                            4027.72             0.00           0.00             0.00             0.00

WOLTMA                  WOLTMANN & BONVENTRE, INC.                                                                  Terms:2% 10 Days Net 30                                                                                0.00

672084800               4/10/2006                          4/14/2006                2            $1,223.58            0.00                            1223.58             0.00           0.00             0.00             0.00

                 WOLTMA                                         Balance:                           1223.58            0.00                            1223.58             0.00           0.00             0.00             0.00

                        Total A/P Balance:                                                       397587.76            0.00                          385169.96         12417.80           0.00             0.00             0.00

"*" indicates that payments have been made